UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): March 25, 2005

                     PERFORMANCE TECHNOLOGIES, INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-27460                                               16-1158413
(Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)


205 Indigo Creek Drive, Rochester, New York                       14626
(Address of principal executive offices)                       (Zip Code)


                                 (585) 256-0200
                (Company's telephone number, including area code)


                                (Not Applicable)
             (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange
   Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 25, 2005, the Compensation Committee of the Board of Directors of Performance Technologies, Inc. (the "Company") amended terms of certain stock option award agreements by accelerating the vesting of certain employee stock options, with an option price greater than $15.11 (the "Acceleration"), to March 25, 2005. The stock option agreements amended were awarded under the Company's 2001 Stock Option Plan and its 2003 Omnibus Incentive Plan. The Company's stock price closed at $7.18 on March 24, 2005.

The table below presents information concerning the affected option awards and certain executives of the Company.

                                                                    Number of
 Certain Executives of the                                           Options
           Company            Date of Option Award  Option Price   Accelerated
--------------------------    --------------------  ------------   -----------
Donald L. Turrell                 April 9, 2004        $18.13          35,000
Dorrance W. Lamb                  April 9, 2004        $18.13          25,000
William E. Mahuson                April 9, 2004        $18.13          10,000
John J. Grana                     April 9, 2004        $18.13          17,500
John J. Peters                    April 9, 2004        $18.13          17,500
                                                                   -----------
                                                                      105,000
                                                                   ===========
See Item 8.01 for additional information.

Item 8.01 Other Events

On March 25, 2005, the Compensation Committee of the Board of Directors of Performance Technologies, Inc. (the "Company") amended terms of certain stock option award agreements by accelerating the vesting of certain employee stock options, with an option price greater than $15.11 (the "Acceleration"), to March 25, 2005. The stock option agreements amended were awarded under the Company's 2001 Stock Option Plan and its 2003 Omnibus Incentive Plan. The Company's stock price closed at $7.18 on March 24, 2005.

The table below presents information concerning the affected option awards and option holders.

                                                                     Number of
                                                                      Options
                              Date of Option Award  Option Price   Accelerated
                              --------------------  ------------   -----------
Certain executives                April 9, 2004        $18.13         105,000
All other employees               April 9, 2004        $18.13         233,600
All other employees            January 23, 2004        $15.61          69,685
                                                                    ----------
Total for all employees                                               408,285
                                                                    ==========

Under the original terms of the options agreements, the options described above vested in various increments over a three year period from the date of grant. The options expire five years from the date of grant.

As a result of the Acceleration, the Company expects to reduce its exposure to the effects of Statement of Financial Accounting Standards No. 123 (Revised), "Share-Based Payment". This statement requires companies to recognize stock-based compensation expense associated with a stock option award based on the fair value of the award at the grant date. This statement is effective for the Company beginning in the third quarter of 2005 and may be applied using a modified version of prospective application.

The Company currently estimates a reduction in stock-based compensation expense associated with the Acceleration of approximately $500,000 for the last six months of 2005, and $1,000,000 for the year ended December 31, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



March 25, 2005                           By:/s/     Donald L. Turrell
                                         ----------------------------
                                                    Donald L. Turrell
                                                    President and
                                                    Chief Executive Officer


March 25, 2005                           By:/s/     Dorrance W. Lamb
                                         ---------------------------
                                                    Dorrance W. Lamb
                                                    Chief Financial Officer and
                                                    Vice President of Finance